Exhibit 10.8

Certain information in this document, designated by [***], has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

Amendment to the Master Services Agreement and Settlement Agreement

I.	Parties

1.	Swiss Towers AG

Thurgauerstrasse 136

8152 Glattpark (Opfikon)

“TowerCo”

and

2.	Sunrise UPC LLC

Thurgauerstrasse 101B

8152 Glattpark (Opfikon)

“Sunrise”

(Sunrise and TowerCo each a “Party”, jointly the “Parties”)

II.	Preamble

[1]

The Parties have concluded a Master Services Agreement for the Rendering of Services (“MSA”). Pursuant to the MSA the Parties have agreed to allow Sunrise third party mobile network operators Radio Access Network Sharing (“RAN-Sharing”) on up to a maximum of [***] Sites (“Basket”) [***].

[2]	The Parties have agreed verbally to extend RAN-Sharing, [***], to set further principles of RAN-Sharing as of [***]. This verbal agreement shall be clarified and formalised through this amendment.

[3]	Furthermore, the Parties agreed verbally to certain points relating to the extended use of RAN- Sharing. These points are collectively formalised in this amendment and settlement agreement.

Therefore, and by virtue of the aforementioned, the Parties agree on the following:

III.	Definitions

[4]	The terms defined in the MSA signed by the Parties shall have the same meaning within this Amendment, unless otherwise expressly stated herein.

IV.	Amendment of the MSA

a.	Amendment of Section 6.2 MSA

[5]	Parties agree to lift the limitation (maximum) of [***] RAN-Sharing Radio Tower Sites in Section 6.2 MSA.

[6]

Further, the consent requirement and further limitation in Section 6.2 MSA ([***] for every [***], [***]. In order to clarify, Sunrise shall have the right to implement, replace and deactivate RAN-Sharing Radio Tower Sites at its own discretion and without limitation nor consent requirement, with the exception of newly deployed Sites according to Section 20.1 MSA subject to the exceptions hereafter. Newly deployed Sites is to be understood as a Site newly deployed after signature date of this Amendment. The Parties agree that Sunrise may implement RAN-Sharing in a newly deployed Site, if no second tenant is allowed or this is tech-nically/legally not feasible (e.g. NIS, site structure). For all other RAN-Sharing on newly deployed Sites, Sunrise must obtain TowerCo’s prior consent.

b.	Adjustment of Service Fee for RAN-Sharing Radio Tower Sites

[7]

As agreed in the MSA for RAN-Sharing Radio Tower Sites exceeding the Basket, a reduced Service Fee shall be paid by Sunrise. The Parties agreed to adjust the reduced Service Fee for RAN-Sharing Radio Tower Sites as of [***] to [***]% of MSA Service Fee [***].

c.	Reporting of additional RAN-Sharing Radio Tower Sites

[8]	The Parties follow the principles of reporting respectively notification as set forth in Section 6.2 MSA, whereby [***].

d.	[***]

[9]	[***].

V.	Settlement agreement

[10]

The MSA states that [***]. Sunrise implemented in 2021 a number of Sites exceeding this Basket. Furthermore, the Parties agree to settle [***]. To this end, Sunrise commits to pay the Q3-2021 invoice of CHF [***] - in full and an additional invoice of CHF [***] - for Q4-2021.

[11]	Furthermore, TowerCo agrees to [***]- for the 2022 Service Fee.

[12]

In exchange, Sunrise commits to a roll-out target of an additional [***]. The Parties are aware that the achievement of this roll- out target depends on whether another mobile network operator is willing to implement additional RAN-Sharing on Tower Sites, and/or whether RAN-Sharing is legally and technically possible (in particular due to available NIS, contractual agreements with landlords, competition law regulation etc.). This roll-out target represents good faith commitment from Sunrise. [***].

[13]

The Parties discuss to transfer a portfolio of around [***] Small Cell Sites to TowerCo (up to [***] Small Cell Sites were proposed by Sunrise and subject to TowerCo due diligence of related contracts and subject to actual transferability as well as consent of third parties) effective as of [***] according to the concluded Small Cell Amendment but taking into account specific limitations and reservations depending on the adherence of these Small Cell Sites to the Real Estate Policy of the agreed Built-to-Suit Agreement between the Parties.

[14]

Building permit applications of a number of Sites or Forward Site Sharing Sites of TowerCo cases are reviewed regarding adequate economic and other conditions (NIS etc.) and under ongoing discussions; these Sites are intended to be subject to a transfer to TowerCo under the FSS Amendment between the Parties. With conclusion of this Agreement, both Parties commit to continue the discussions in good faith clearing the way for implementation and aid in the realisation of the works to be performed on the relevant Sites.

[15]	The Parties have the intention to discuss a [***].

[16]	The Parties have the intention to discuss new business opportunities including [***] in good faith.

VI.	Miscellaneous

[17]	This Amendment may be modified only in writing by an instrument signed by all Parties.

[18]	With all other regards the Parties shall adhere to the rules set forth in the MSA.

[19]	This Amendment shall be issued in two originals, one original for each Party.

[20]	The Parties agree to sign this Amendment using DocuSign and consider this to be compliant with the form requirement (written) as per MSA.

VII.	Signatures

Swiss Towers AG	Date: 26.04.2022

/s/ Axel Majert	/s/ David Bernal

Axel Majert	David Bernal

Managing Director	Deputy Managing Director

Sunrise UPC LLC	Date: 26.04.2022

/s/ Jany Fruytier	/s/ Nadine Zollinger

Jany Fruytier	Nadine Zollinger

CFO	General Counsel

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